Fees Summary	Jul. 29, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 28,370,632.08
Previously Paid Amount	0.00
Total Fee Amount	4,343.54
Total Offset Amount	0.00
Net Fee	$ 4,343.54